UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

Hyperfine, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39949	98-1569027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 New Whitfield Street
Guilford, Connecticut		06437
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 796-6767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	HYPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2024, Hyperfine, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to add a provision with respect to the automatic conversion of the Company’s Class B common stock effective December 22, 2028, which is seven years from the date of the closing of the business combination by and among Hyperfine, Inc. (formerly HealthCor Catalio Acquisition Corp.), Optimus Merger Sub I, Inc., Optimus Merger Sub II, Inc., Hyperfine Operations, Inc. (formerly Hyperfine, Inc.) and Liminal Sciences, Inc. (the “Charter Amendment”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s stockholders at the Company’s 2024 annual meeting of stockholders held on June 11, 2024 (the “Annual Meeting”). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)
On June 11, 2024, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024. At the Annual Meeting, holders of 29,943,622 shares of the Company’s Class A common stock and 15,055,288 shares of the Company’s Class B common stock were present in person or by proxy at the Annual Meeting, which represented approximately 92.45% of the voting power of the shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. Stockholders were entitled to one vote for each share of Class A common stock held as of the close of business on April 15, 2024 (the “Record Date”), and 20 votes for each share of Class B common stock held as of the Record Date.
(b)
The following actions were taken at the Annual Meeting:
1.
The following nominees were reelected to serve on the Company's Board of Directors until the Company’s 2025 annual meeting of stockholders and until their respective successors have been elected and qualified, based on the following votes:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
R. Scott Huennekens	314,668,909	1,349,004	103,891	14,927,578
Maria Sainz	314,893,867	1,203,126	24,811	14,927,578
John Dahldorf	315,337,202	680,476	104,126	14,927,578
Ruth Fattori	315,333,566	684,368	103,870	14,927,578
Jonathan M. Rothberg, Ph.D.	314,329,924	1,694,127	97,753	14,927,578
Daniel J. Wolterman	314,191,302	1,826,956	103,546	14,927,578
2.
The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
330,955,198	34,658	59,526	—

3.
The Charter Amendment was approved, based on the following votes:

Class A Common Stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,834,540	93,902	87,602	14,927,578

Class B Common Stock:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
301,105,760	—	—	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of the Registrant, as filed with the Secretary of State of the State of Delaware on June 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERFINE, INC.

Date:	June 12, 2024	By:	/s/ Brett Hale
Brett Hale Chief Administrative Officer, Chief Financial Officer, Treasurer and Corporate Secretary